SUPPLEMENT DATED JUNE 10, 2011

To the Allianz ConnectionsSM variable annuity prospectus dated May 1, 2011

ISSUED BY

Allianz Life Insurance Company of North America and Allianz Life Variable Account B

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The 3rd row of the benefit comparison chart on page 38 of the prospectus, in Section 11- Selection of Optional Benefits, is corrected and replaced with the following:

What are the charges?	The current rider charge for single Lifetime Plus Payments is 1.10% of the Benefit Base, or 1.25% for joint Lifetime Plus Payments.	The current rider charge is 0.95% of the Target Value.

PRO-001-0511